SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2004

HUMBOLDT BANCORP

(Exact name of registrant as specified in its charter)

California	0-27784	93-1175446

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2998 Douglas Blvd., Suite 330, Roseville, California 95661
916-783-2812

Item 5. Other Events and Required FD Disclosure
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT 99.1

Item 5. Other Events and Required FD Disclosure

     On March 13, 2004, Humboldt Bancorp (“Humboldt”) entered into a definitive Agreement and Plan of Reorganization among Humboldt, Humboldt Bank, Umpqua Holdings Corporation (“Umpqua”), an Oregon corporation, and Umpqua Bank, pursuant to which Humboldt Bancorp will merge with and into Umpqua (with Umpqua as the surviving corporation). Humboldt Bancorp issued a press release on March 15, 2004, announcing this definitive agreement and providing details regarding the transaction and necessary conditions to closing. Attached hereto as Exhibit 99.1 is a copy of the press release.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Humboldt Bancorp under the Securities Act of 1933, as amended.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

99.1	Press release dated March 15, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2004	HUMBOLDT BANCORP,
a California Corporation

/s/ Patrick J. Rusnak

Patrick J. Rusnak
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated March 15, 2004.